SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                         ------------------------

                               FORM 8-K

                            CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  July 31, 2000


                   FORD CREDIT AUTO OWNER TRUST Series 2000-A,
                   FORD CREDIT AUTO OWNER TRUST Series 2000-B,
                   FORD CREDIT AUTO OWNER TRUST Series 2000-C and
                   FORD CREDIT AUTO OWNER TRUST Series 2000-D
              (Ford Credit Auto Receivables Two L.P. - Originator)
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                       333-82895             38-3295857
--------                       ---------             ----------
(State or other juris-   (Commission File Number) (IRS Employer
diction of incorporation                             I.D. No.)



One American Road, Dearborn, Michigan            48126
----------------------------------------       ----------
(Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code  313-322-3000

Item 5.  Other Events

     The Monthly Servicing Report relating to the Ford Credit Auto Owner
Trust Series 2000-A, 2000-B, 2000-C and 2000-D for the Collection Period ended July 31, 2000, are attached hereto as Exhibits 19.1, 19.2, 19.3 and 19.4, respectively, and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                                     EXHIBITS
Designation          Description                             Method of
                                                             Filing
-----------          ------------                            ----------------
Exhibit 19.1        Ford Credit Auto Owner                   Filed with
                    Trust Series 2000-A                      this Report.
                    Servicing Report for the
                    Collection Period ended
                    July 31, 2000.

Exhibit 19.2        Ford Credit Auto Owner                   Filed with
                    Trust Series 2000-B                      this Report.
                    Servicing Report for the
                    Collection Period ended
                    July 31, 2000.

Exhibit 19.3        Ford Credit Auto Owner                   Filed with
                    Trust Series 2000-C                      this Report.
                    Servicing Report for the
                    Collection Period ended
                    July 31, 2000.

Exhibit 19.4        Ford Credit Auto Owner                   Filed with
                    Trust Series 2000-D                      this Report.
                    Servicing Report for the
                    Collection Period ended
                    July 31, 2000.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                    Ford Credit Auto Receivables Two L.P.
                                                (Registrant)

                                    By:  Ford Credit Auto Receivables
                                         Two, Inc., General Partner


Date:  August 8, 2000               By:/s/R. P. Conrad
                                    ---------------------------------
                                    Assistant Secretary

                               EXHIBIT INDEX


Designation                 Description
-----------                 -----------
Exhibit 19.1                Ford Credit Auto Owner
                            Trust Series 2000-A
                            Servicing Report for the
                            Collection Period ended
                            July 31, 2000.

Exhibit 19.2                Ford Credit Auto Owner
                            Trust Series 2000-B
                            Servicing Report for the
                            Collection Period ended
                            July 31, 2000.

Exhibit 19.3                Ford Credit Auto Owner
                            Trust Series 2000-C
                            Servicing Report for the
                            Collection Period ended
                            July 31, 2000.

Exhibit 19.4                Ford Credit Auto Owner
                            Trust Series 2000-D
                            Servicing Report for the
                            Collection Period ended
                            July 31, 2000.

                                                                  Exhibit 19.1




                                Ford Motor Credit Company
                           Ford Credit Auto Owner Trust 2000-A
                                Monthly Servicing Report

       Collection Period                                             July, 2000
       Distribution Date                                                8/15/00

                                                                  Dollar Amount
       Total Portfolio                                      $  3,000,003,021.67
       Total Securities                                        2,891,060,000.00
       Class A-1 Notes                                           155,000,000.00
       Class A-2 Notes                                           377,000,000.00
       Class A-3 Notes                                         1,000,000,000.00
       Class A-4 Notes                                           975,000,000.00
       Class A-5 Notes                                           171,480,000.00
       Class B Notes                                              99,200,000.00
       Class C Certificates                                       56,690,000.00
       Class D Certificates                                       56,690,000.00

       I. COLLECTIONS
       Interest:
       Simple Interest Receivables Interest
            Interest Collections                            $     14,246,582.36
            Repurchased Loan Proceeds Related to Interest              9,706.97
                 Total Simple Interest Receivables Interest       14,256,289.33
       Pre Computed Receivables Interest Collections                  29,700.18
                 Total Interest Collections                       14,285,989.51

       Servicer Advances:
            Simple Interest Servicer Advances               $      2,460,409.28
            Precomputed Servicer Advances - Principal                 11,973.62
            Precomputed Servicer Advances - Interest                   3,374.23
                 Total Servicer Advances                           2,475,757.13

       Principal:
       Simple Interest Receivables Principal
            Principal Collections                           $     57,778,893.06
            Prepayments in Full                                   29,661,461.35
            Repurchased Loan Proceeds Related to Principal           994,912.62
                 Total Simple Interest Receivables Principal 88,435,267.03 Pre Computed Receivables Principal
            Principal Collections                           $        117,751.77
            Prepayments in Full                                       52,924.67
            Prepayments in Full Due to Administrative Repurchases          0.00
            Payahead Draws                                             1,957.93
                 Total Pre Computed Receivables Principal            172,634.37
       Liquidation Proceeds                                          368,529.23
       Recoveries from Prior Month Charge-Offs                        10,560.71
                 Total Principal Collections                      88,986,991.34
       Principal Losses for Collection Period                        815,781.93
                 Total Regular Principal Reduction                89,435,656.95

       Total Collections                                    $    105,748,737.98

                                                                         Amount
                                                                     Per $1,000
                                                                    of Original
       II. DISTRIBUTIONS                                     Amount   Principal
       Total Collections                           $ 105,748,737.98  $    36.58
       Reserve Account Release                                 0.00        0.00
       Reserve Account Draw                                    0.00        0.00
       Total Available for Distribution              105,748,737.98       36.58

       Servicing Fee:
       Servicing Fee Due                           $   2,190,099.04  $     0.76
       Servicing Fee Paid                              2,190,099.04        0.76
       Servicing Fee Shortfall                                 0.00        0.00

       Interest:
       Class A-1 Notes Monthly Interest
            Class A-1 Notes Monthly Interest Due   $           0.00  $     0.00
            Class A-1 Notes Monthly Interest Paid              0.00        0.00
            Class A-1 Notes Monthly Interest Shortfall         0.00        0.00
            Class A-1 Notes Interest Carryover Shortfall       0.00        0.00
            Chg in Class A-1 Notes Int. Carryover Shortfall    0.00        0.00

       Class A-2 Notes Monthly Interest
            Class A-2 Notes Monthly Interest Due   $     776,764.41  $     2.06
            Class A-2 Notes Monthly Interest Paid        776,764.41        2.06
            Class A-2 Notes Monthly Interest Shortfall         0.00        0.00
            Class A-2 Notes Interest Carryover Shortfall       0.00        0.00
            Chg in Class A-2 Notes Int. Carryover Shortfall    0.00        0.00

       Class A-3 Notes Monthly Interest
            Class A-3 Notes Monthly Interest Due   $   5,683,333.33  $     5.68
            Class A-3 Notes Monthly Interest Paid      5,683,333.33        5.68
            Class A-3 Notes Monthly Interest Shortfall         0.00        0.00
            Class A-3 Notes Interest Carryover Shortfall       0.00        0.00
            Chg in Class A-3 Notes Int. Carryover Shortfall    0.00        0.00

       Class A-4 Notes Monthly Interest
            Class A-4 Notes Monthly Interest Due   $   5,760,625.00  $     5.91
            Class A-4 Notes Monthly Interest Paid      5,760,625.00        5.91
            Class A-4 Notes Monthly Interest Shortfall         0.00        0.00
            Class A-4 Notes Interest Carryover Shortfall       0.00        0.00
            Chg in Class A-4 Notes Int. Carryover Shortfall    0.00        0.00

       Class A-5 Notes Monthly Interest
            Class A-5 Notes Monthly Interest Due   $   1,027,451.00  $     5.99
            Class A-5 Notes Monthly Interest Paid      1,027,451.00        5.99
            Class A-5 Notes Monthly Interest Shortfall         0.00        0.00
            Class A-5 Notes Interest Carryover Shortfall       0.00        0.00
            Chg in Class A-5 Notes Int. Carryover Shortfall    0.00        0.00

       Class B Notes Monthly Interest
            Class B Notes Monthly Interest Due     $     609,253.33  $     6.14
            Class B Notes Monthly Interest Paid          609,253.33        6.14
            Class B Notes Monthly Interest Shortfall           0.00        0.00
            Class B Notes Interest Carryover Shortfall         0.00        0.00
            Chg in Class B Notes Int. Carryover Shortfall      0.00        0.00

       Total Note Monthly Interest
            Total Note Monthly Interest Due        $  13,857,427.07  $     4.99
            Total Note Monthly Interest Paid          13,857,427.07        4.99
            Total Note Monthly Interest Shortfall              0.00        0.00
            Total Note Interest Carryover Shortfall            0.00        0.00
            Chg in Total Note Int. Carryover Shortfall         0.00        0.00

       Class C Certificates Monthly Interest
            Class C Cert. Monthly Interest Due     $     366,122.92  $     6.46
            Class C Cert. Monthly Interest Paid          366,122.92        6.46
            Class C Cert. Monthly Interest Shortfall           0.00        0.00
            Class C Cert. Interest Carryover Shortfall         0.00        0.00
            Chg in Class C Cert. Int. Carryover Shortfall      0.00        0.00

       Class D Certificates Monthly Interest
            Class D Cert. Monthly Interest Due     $     425,175.00  $     7.50
            Class D Cert. Monthly Interest Paid          425,175.00        7.50
            Class D Cert. Monthly Interest Shortfall           0.00        0.00
            Class D Cert. Interest Carryover Shortfall         0.00        0.00
            Chg in Class D Cert. Int. Carryover Shortfall      0.00        0.00

       Total Note and Certificate Monthly Interest
            Total Note and Cert. Mthly Int. Due    $  14,648,724.99  $     5.07
            Total Note and Cert. Mthly Int. Paid      14,648,724.99        5.07
            Total Note and Cert. Mthly Int. Shortfall          0.00        0.00
            Total Note and Cert. Int. Carryover Shortfall      0.00        0.00
            Change in Total Note and Certificate Interest
                 Carryover Shortfall               $           0.00  $     0.00

       Total Available for Principal Distribution  $  88,909,913.95

       Principal:
       Principal Distribution Amounts
            First Priority Distribution Amount     $           0.00  $     0.00
            Second Priority Distribution Amount                0.00        0.00
            Regular Principal Distribution Amount    155,100,413.03       53.65
                 Principal Distribution Amount       155,100,413.03       53.65

       Principal Distribution Amounts Paid
            Class A-1 Notes Monthly Principal Paid $           0.00  $     0.00
            Class A-2 Notes Monthly Principal Paid    88,909,913.95      235.84
            Class A-3 Notes Monthly Principal Paid             0.00        0.00
            Class A-4 Notes Monthly Principal Paid             0.00        0.00
            Class A-5 Notes Monthly Principal Paid             0.00        0.00
            Class B Notes Monthly Principal Paid               0.00        0.00
                 Total Note Principal Paid            88,909,913.95       32.01

            Class C Cert. Monthly Principal Paid   $           0.00  $     0.00
            Class D Cert. Monthly Principal Paid               0.00        0.00
                 Total Monthly Principal Paid         88,909,913.95       30.75

       Collections Released to Servicer            $           0.00

       Total Available for Distribution            $ 105,748,737.98
       Total Distributions (incl. Servicing Fee)   $ 105,748,737.98

       III. POOL BALANCE AND PORTFOLIO INFORMATION
       Balances and Pool Factors:                  Beginning             Ending
            Aggregate Balance of Notes   $  2,400,780,413.03 $ 2,311,870,499.08
            Note Pool Factor                       0.8643114          0.8323027
            Class A-1 Notes Balance                     0.00               0.00
            Class A-1 Notes Pool Factor            0.0000000          0.0000000
            Class A-2 Notes Balance           155,100,413.03      66,190,499.08
            Class A-2 Notes Pool Factor            0.4114069          0.1755716
            Class A-3 Notes Balance         1,000,000,000.00   1,000,000,000.00
            Class A-3 Notes Pool Factor            1.0000000          1.0000000
            Class A-4 Notes Balance           975,000,000.00     975,000,000.00
            Class A-4 Notes Pool Factor            1.0000000          1.0000000
            Class A-5 Notes Balance           171,480,000.00     171,480,000.00
            Class A-5 Notes Pool Factor            1.0000000          1.0000000
            Class B Notes Balance              99,200,000.00      99,200,000.00
            Class B Notes Pool Factor              1.0000000          1.0000000
            Class C Certificates Balance       56,690,000.00      56,690,000.00
            Class C Certificates Pool Factor       1.0000000          1.0000000
            Class D Certificates Balance       56,690,000.00      56,690,000.00
            Class D Certificates Pool Factor       1.0000000          1.0000000
            Total Note and Cert. Balance    2,514,160,413.03   2,425,250,499.08
       Portfolio Information:
            Wtd Average Coupon (WAC)                    7.62%              7.62%
            Wtd Average Remaining Maturity (WAM)       42.91              42.02
            Remaining Number of Receivables          200,488            197,565
            Portfolio Receivable Balance $  2,628,118,845.60 $ 2,538,683,188.65

       IV. OVERCOLLATERALIZATION INFORMATION
       Specified Overcollateralization Amount               $     10,386,816.78
       Specified Credit Enhancement Amount                        25,386,831.89
       Yield Supplement Overcollateralization Amount             133,136,740.04
       Target Level of Overcollateralization                     143,523,556.82

       V. RECONCILIATION OF RESERVE ACCOUNT
       Beginning Reserve Account Balance                    $     15,000,015.11
       Specified Reserve Account Balance                          15,000,015.11
            Reserve Release Amount                                         0.00
       Reserve Account Draws                                               0.00
            Interim Reserve Account Balance                       15,000,015.11
       Reserve Account Deposits Made                                       0.00
       Ending Reserve Account Balance                             15,000,015.11
       Change in Reserve Account Balance                                   0.00

       VI. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
       Liquidated Contracts:
            Liquidation Proceeds                            $        368,529.23
            Recoveries from Prior Month Charge-Offs                   10,560.71
       Total Losses for Collection Period                            927,468.96
       Charge-off Rate for Collection Period (annualized)                  0.25%
       Cumulative Net Losses for all Periods
       Delinquent Receivables:
            31-60 Days Delinquent                           $     14,742,101.37
            61-90 Days Delinquent                                  2,017,080.48
            91-120 Days Delinquent                                   513,528.85
            Over 120 Days Delinquent                                 105,833.19
       Repossesion Inventory                                $      1,795,378.21

       Ratio of Net Losses to the Average Pool Balance:
            Second Preceding Collection Period                           0.1042%
            Preceding Collection Period                                  0.1671%
            Current Collection Period                                    0.2547%
            Three Month Average                                          0.1753%
       Ratio of 60+ Delinquent Contracts to Outstanding Receivables
            Second Preceding Collection Period                           0.0402%
            Preceding Collection Period                                  0.0693%
            Current Collection Period                                    0.1048%
            Three Month Average                                          0.0715%

                                                                    Exhibit 19.2



                               Ford Motor Credit Company
                          Ford Credit Auto Owner Trust 2000-B
                              Monthly Servicing Report
     Collection Period                                                 July2000
     Distribution Date                                                  8/15/00
                                                    Targeted
                                                   Scheduled
     Original Issuance                             Dist Date      Dollar Amount
     A1 Asset Backed Notes                          10/15/00     470,000,000.00
     A2 Asset Backed Notes                           4/15/01     388,000,000.00
     A3 Asset Backed Notes                          10/15/01     321,500,000.00
     A4 Asset Backed Notes                           4/15/02     249,000,000.00
     A5 Asset Backed Notes                          10/15/02     181,880,000.00
     B Asset Backed Notes                                         76,260,000.00
     C Asset Backed Certificates                                  43,580,000.00
     D Asset Backed Certificates                                  43,580,000.00
     Variable Pay Term Note 1                                    448,620,000.00

     Total Original Securities Issued                          2,222,420,000.00


     I. COLLECTIONS                                                       TOTAL
     Interest
     Simple Interest Receivables Interest
     Interest Collections                                        $11,580,584.53
     Repurchased Loan Proceeds Related to Interest                    11,456.09
     Total Simple Interest Receivables Interest                  $11,592,040.62

     Precomputed Receivables Interest Collections                     21,037.26
     Total Interest Collections                                  $11,613,077.88

     Servicer Advances:
     Simple Interest Servicer Advances                            $2,087,866.46
     Precomputed Servicer Advances - Principal                        14,297.53
     Precomputed Servicer Advances - Interest                          4,273.38
     Total Servicer Advances                                      $2,106,437.37

     Principal:
     Simple Interest Receivables Principal
     Principal Collections                                       $44,247,002.66
     Prepayments in Full                                          21,695,676.72
     Repurchased Loan Proceeds Related to Principal                  839,980.53
     Total Simple Interest Receivables Principal                 $66,782,659.91

     Precomputed Receivables Principal
     Principal Collections                                           $73,789.13
     Prepayments in Full                                             104,469.52
     Prepayments in Full due to Admin Repurchases                          0.00
     Payahead Draws                                                    3,469.75
     Total Precomputed Receivables Principal                        $181,728.40


     Liquidation Proceeds                                           $163,597.99
     Recoveries from Prior Month Charge-Offs                           2,025.84
     Total Principal Collections                                 $67,130,012.14
     Principal Losses for Collection Period                          405,145.82
     Total Regular Principal Reduction                           $67,383,831.66


     Total Collections                                           $80,849,527.39

                                                                     Amount Per
                                                             $1,000 of Original
                                                      Amount          Principal
     II. DISTRIBUTIONS
     Total Collections                        $80,849,527.39
     Net Swap Receipt                                   0.00
     Reserve Account Draw                               0.00
     Reserve Account Release                            0.00
     VPTN Issuance Proceeds                             0.00
     Accumulation Account Draw                          0.00
     Total Avail for Distribution
       to Note and Certificate holders        $80,849,527.39

     Servicing Fee:                            $1,742,427.23
     Servicing Fee Due                          1,742,427.23
     Servicing Fee Paid                                 0.00
     Servicing Fee Shortfall

                                                 $118,595.88
     Net Swap Payment


     Class A1 Asset Backed Notes
       Monthly Interest Due                    $2,581,083.33              $5.49
       Monthly Interest Paid                    2,581,083.33               5.49
       Monthly Interest Shortfall                       0.00               0.00
       Interest Carryover Shortfall                     0.00               0.00
       Change in Interest Carryover Shortfall           0.00               0.00


     Class A2 Asset Backed Notes
       Monthly Interest Due                    $2,205,133.33              $5.68
       Monthly Interest Paid                    2,205,133.33               5.68
       Monthly Interest Shortfall                       0.00               0.00
       Interest Carryover Shortfall                     0.00               0.00
       Change in Interest Carryover Shortfall           0.00               0.00


     Class A3 Asset Backed Notes
       Monthly Interest Due                    $1,867,379.17              $5.81
       Monthly Interest Paid                    1,867,379.17               5.81
       Monthly Interest Shortfall                       0.00               0.00
       Interest Carryover Shortfall                     0.00               0.00
       Change in Interest Carryover Shortfall           0.00               0.00


     Class A4 Asset Backed Notes
       Monthly Interest Due                    $1,458,725.00              $5.86
       Monthly Interest Paid                    1,458,725.00               5.86
       Monthly Interest Shortfall                       0.00               0.00
       Interest Carryover Shortfall                     0.00               0.00
       Change in Interest Carryover Shortfall           0.00               0.00


                                                                     Amount Per
                                                             $1,000 of Original
                                                      Amount          Principal
     Class A5 Asset Backed Notes
       Monthly Interest Due                    $1,071,576.33              $5.89
       Monthly Interest Paid                    1,071,576.33               5.89
       Monthly Interest Shortfall                       0.00               0.00
       Interest Carryover Shortfall                     0.00               0.00
       Change in Interest Carryover Shortfall           0.00               0.00


     Class B Asset Backed Notes
       Monthly Interest Due                      $465,186.00              $6.10
       Monthly Interest Paid                      465,186.00               6.10
       Monthly Interest Shortfall                       0.00               0.00
       Interest Carryover Shortfall                     0.00               0.00
       Change in Interest Carryover Shortfall           0.00               0.00

     Class C Asset Backed Certificates
       Monthly Interest Due                      $279,638.33              $6.42
       Monthly Interest Paid                      279,638.33               6.42
       Monthly Interest Shortfall                       0.00               0.00
       Interest Carryover Shortfall                     0.00               0.00
       Change in Interest Carryover Shortfall           0.00               0.00


     Class D Asset Backed Certificates
       Monthly Interest Due                      $326,850.00              $7.50
       Monthly Interest Paid                      326,850.00               7.50
       Monthly Interest Shortfall                       0.00               0.00
       Interest Carryover Shortfall                     0.00               0.00
       Change in Interest Carryover Shortfall           0.00               0.00


     Class Variable Pay Term Note 1
       Monthly Interest Due                    $1,274,231.53              $2.84
       Monthly Interest Paid                    1,274,231.53               2.84
       Monthly Interest Shortfall                       0.00               0.00
       Interest Carryover Shortfall                     0.00               0.00
       Change in Interest Carryover Shortfall           0.00               0.00


     Total Note Monthly Interest
      Monthly Interest Due                    $10,923,314.69              $5.12
      Monthly Interest Paid                    10,923,314.69               5.12
      Monthly Interest Shortfall                        0.00               0.00
      Interest Carryover Shortfall                      0.00               0.00
      Change in Interest Carryover Shortfall            0.00               0.00


     Total Note and Certificate Monthly Interest
      Monthly Interest Due                    $11,529,803.02              $5.19
      Monthly Interest Paid                    11,529,803.02               5.19
      Monthly Interest Shortfall                        0.00               0.00
      Interest Carryover Shortfall                      0.00               0.00
      Change in Interest Carryover Shortfall            0.00               0.00


     Principal:
     Principal Distribution Amounts
     First Priority Distribution Amount                $0.00
     Second Priority Distribution Amount        1,936,779.99
     Regular Principal Distribution Amount     95,895,200.88
     Principal Distribution Amount            $97,831,980.87
                                                              Amount Per $1,000
     Principal Distribution Amounts Paid              Amount  of Orig Principal
     A1 Asset Backed Notes Prin Paid                   $0.00              $0.00
     A2 Asset Backed Notes Prin Paid                   $0.00              $0.00
     A3 Asset Backed Notes Prin Paid                   $0.00              $0.00
     A4 Asset Backed Notes Prin Paid                   $0.00              $0.00
     A5 Asset Backed Notes Prin Paid                   $0.00              $0.00
     B Asset Backed Notes Prin Paid                    $0.00              $0.00
     C Asset Backed Certificates Prin Paid             $0.00              $0.00
     D Asset Backed Certificates Prin Paid             $0.00              $0.00
     Variable Pay Term Note 1 Prin Paid       $67,458,701.26            $150.37


     Total Note Principal Paid                $67,458,701.26             $31.59
     Total Note and Certificate Prin Paid     $67,458,701.26             $30.35

     Deposit to Reserve                                $0.00
     Collections Released to Servicer                  $0.00
     Deposit to Accumulation Account                   $0.00

   III. POOL BALANCE AND PORTFOLIO INFORMATION   Beginning             Ending
   Balances and Pool Factors:
   A1 Asset Backed Notes Balance           $470,000,000.00    $470,000,000.00
   A1 Asset Backed Notes Pool Factor             1.0000000          1.0000000
   A2 Asset Backed Notes Balance           $388,000,000.00    $388,000,000.00
   A2 Asset Backed Notes Pool Factor             1.0000000          1.0000000
   A3 Asset Backed Notes Balance           $321,500,000.00    $321,500,000.00
   A3 Asset Backed Notes Pool Factor             1.0000000          1.0000000
   A4 Asset Backed Notes Balance           $249,000,000.00    $249,000,000.00
   A4 Asset Backed Notes Pool Factor             1.0000000          1.0000000
   A5 Asset Backed Notes Balance           $181,880,000.00    $181,880,000.00
   A5 Asset Backed Notes Pool Factor             1.0000000          1.0000000
   B Asset Backed Notes Balance             $76,260,000.00     $76,260,000.00
   B Asset Backed Notes Pool Factor              1.0000000          1.0000000
   C Asset Backed Certificates Balance      $43,580,000.00     $43,580,000.00
   C Asset Backed Certificates Pool Factor       1.0000000          1.0000000
   D Asset Backed Certificates Balance      $43,580,000.00     $43,580,000.00
   D Asset Backed Certificates Pool Factor       1.0000000          1.0000000
   Variable Pay Term Note 1 Balance        $236,797,104.65    $169,338,403.39
   Variable Pay Term Note 1 Pool Factor          0.5278345          0.3774651

   Aggregate Balance of Notes            $1,923,437,104.65  $1,855,978,403.39
   Note Pool Factor                              0.9007976          0.8692049
   Total Note and Certificate Balance    $1,943,138,403.39  $1,943,138,403.39


   Portfolio Information:
   Weighted Average Coupon (WAC)                      7.84%              7.84%
   Weighted Average Remaining Maturity (WAM)         44.08              43.18
   Number of Contracts                             154,620            152,500
   Portfolio Receivable Balance          $2,090,912,679.02  $2,023,528,847.36

                                                                  Dollar Amount
     IV. OVERCOLLATERALIZATION INFORMATION
     Specified Overcollateralization Amount                       $8,735,200.88
     Specified Credit Enhancement Amount                         $20,235,288.47
     Yield Supplement Overcollateralization Amount              $102,028,522.70
     Target Level of Overcollateralization                      $110,763,723.58

     V. RECONCILIATION OF RESERVE ACCOUNT
     Beginning Reserve Account Balance                           $11,500,087.59
     Specified Reserve Account Balance                            11,500,087.59
     Reserve Release Amount                                                0.00
     Reserve Account Draws                                                 0.00
     Reserve Account Deposits Made                                         0.00
     Ending Reserve Account Balance                              $11,500,087.59
     Change in Reserve Account Balance                                    $0.00

     VI. RECONCILIATION OF ACCUMULATION ACCOUNT
     Beginning Accumulation Account Balance                               $0.00
     Deposit to Accumulation Account                                       0.00
     Release of Accumulated Balance                                        0.00
     Ending Accumulation Account Balance                                  $0.00

     VII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
     Liquidated Contracts:
     Liquidation Proceeds                                           $163,597.99
     Recoveries from Prior Month Charge-Offs                          $2,025.84
     Total Losses for Collection Period                             $473,681.40
     Charge-off Rate for Collection Period (annualized)                    0.18%
     Cumulative Net Losses for all Periods                          $652,051.00

     Delinquent Receivables
     31-60 Days Delinquent                                       $12,594,629.79
     61-90 Days Delinquent                                        $1,425,805.40
     91-120 Days Delinquent                                         $615,325.74
     Over 120 Days Delinquent                                        $41,771.17
     Repossesion Inventory                                        $1,086,190.84

     Ratio of Net Losses to the Average Pool Balance:
     Second Preceding Collection Period                                   0.072%
     Preceding Collection Period                                          0.098%
     Current Collection Period                                            0.180%
     Three Month Average                                                  0.117%

     Ratio of 60+ Delinq Contracts to O/S Receivables:
     Second Preceding Collection Period                                   0.006%
     Preceding Collection Period                                          0.057%
     Current Collection Period                                            0.097%
     Three Month Average                                                  0.053%

                                                                    Exhibit 19.3
                                Ford Motor Credit Company
                           Ford Credit Auto Owner Trust 2000-C
                                Monthly Servicing Report

       Collection Period                                             July, 2000
       Distribution Date                                                8/15/00

                                                                  Dollar Amount
       Total Portfolio                                      $  2,999,970,568.02
       Total Securities                                        2,886,876,000.00
       Class A-1 Notes                                           197,000,000.00
       Class A-2 Notes                                           330,500,000.00
       Class A-3 Notes                                           995,000,000.00
       Class A-4 Notes                                           990,000,000.00
       Class A-5 Notes                                           162,107,000.00
       Class B Notes                                              99,059,000.00
       Class C Certificates                                       56,605,000.00
       Class D Certificates                                       56,605,000.00

       I. COLLECTIONS
       Interest:
       Simple Interest Receivables Interest
            Interest Collections                            $     16,540,577.51
            Repurchased Loan Proceeds Related to Interest              7,478.73
                 Total Simple Interest Receivables Interest       16,548,056.24
       Pre Computed Receivables Interest Collections                  37,157.00
                 Total Interest Collections                       16,585,213.24

       Servicer Advances:
            Simple Interest Servicer Advances               $      2,757,308.82
            Precomputed Servicer Advances - Principal                 12,993.40
            Precomputed Servicer Advances - Interest                   5,014.46
                 Total Servicer Advances                           2,775,316.68

       Principal:
       Simple Interest Receivables Principal
            Principal Collections                           $     60,572,632.01
            Prepayments in Full                                   29,154,729.05
            Repurchased Loan Proceeds Related to Principal         1,156,075.60
                 Total Simple Interest Receivables Principal 90,883,436.66 Pre Computed Receivables Principal
            Principal Collections                           $        110,718.81
            Prepayments in Full                                       62,974.15
            Prepayments in Full Due to Administrative Repurchases          0.00
            Payahead Draws                                             4,356.18
                 Total Pre Computed Receivables Principal            178,049.14
       Liquidation Proceeds                                           34,880.95
       Recoveries from Prior Month Charge-Offs                             0.00
                 Total Principal Collections                      91,096,366.75
       Principal Losses for Collection Period                        121,960.60
                 Total Regular Principal Reduction                91,196,439.80

       Total Collections                                    $    110,456,896.67

                                                                         Amount
                                                                     Per $1,000
                                                                    of Original
       II. DISTRIBUTIONS                                     Amount   Principal
       Total Collections                           $ 110,456,896.67  $    38.26
       Reserve Account Release                                 0.00        0.00
       Reserve Account Draw                                    0.00        0.00
       Total Available for Distribution              110,456,896.67       38.26

       Servicing Fee:
       Servicing Fee Due                           $   2,423,806.08  $     0.84
       Servicing Fee Paid                              2,423,806.08        0.84
       Servicing Fee Shortfall                                 0.00        0.00

       Interest:
       Class A-1 Notes Monthly Interest
            Class A-1 Notes Monthly Interest Due   $     541,990.08  $     2.75
            Class A-1 Notes Monthly Interest Paid        541,990.08        2.75
            Class A-1 Notes Monthly Interest Shortfall         0.00        0.00
            Class A-1 Notes Interest Carryover Shortfall       0.00        0.00
            Chg in Class A-1 Notes Int. Carryover Shortfall    0.00        0.00

       Class A-2 Notes Monthly Interest
            Class A-2 Notes Monthly Interest Due   $   1,816,262.75  $     5.50
            Class A-2 Notes Monthly Interest Paid      1,816,262.75        5.50
            Class A-2 Notes Monthly Interest Shortfall         0.00        0.00
            Class A-2 Notes Interest Carryover Shortfall       0.00        0.00
            Chg in Class A-2 Notes Int. Carryover Shortfall    0.00        0.00

       Class A-3 Notes Monthly Interest
            Class A-3 Notes Monthly Interest Due   $   5,911,958.33  $     5.94
            Class A-3 Notes Monthly Interest Paid      5,911,958.33        5.94
            Class A-3 Notes Monthly Interest Shortfall         0.00        0.00
            Class A-3 Notes Interest Carryover Shortfall       0.00        0.00
            Chg in Class A-3 Notes Int. Carryover Shortfall    0.00        0.00

       Class A-4 Notes Monthly Interest
            Class A-4 Notes Monthly Interest Due   $   5,973,000.00  $     6.03
            Class A-4 Notes Monthly Interest Paid      5,973,000.00        6.03
            Class A-4 Notes Monthly Interest Shortfall         0.00        0.00
            Class A-4 Notes Interest Carryover Shortfall       0.00        0.00
            Chg in Class A-4 Notes Int. Carryover Shortfall    0.00        0.00

       Class A-5 Notes Monthly Interest
            Class A-5 Notes Monthly Interest Due   $     980,747.35  $     6.05
            Class A-5 Notes Monthly Interest Paid        980,747.35        6.05
            Class A-5 Notes Monthly Interest Shortfall         0.00        0.00
            Class A-5 Notes Interest Carryover Shortfall       0.00        0.00
            Chg in Class A-5 Notes Int. Carryover Shortfall    0.00        0.00

       Class B Notes Monthly Interest
            Class B Notes Monthly Interest Due     $     619,118.75  $     6.25
            Class B Notes Monthly Interest Paid          619,118.75        6.25
            Class B Notes Monthly Interest Shortfall           0.00        0.00
            Class B Notes Interest Carryover Shortfall         0.00        0.00
            Chg in Class B Notes Int. Carryover Shortfall      0.00        0.00

       Total Note Monthly Interest
            Total Note Monthly Interest Due        $  15,843,077.26  $     5.71
            Total Note Monthly Interest Paid          15,843,077.26        5.71
            Total Note Monthly Interest Shortfall              0.00        0.00
            Total Note Interest Carryover Shortfall            0.00        0.00
            Chg in Total Note Int. Carryover Shortfall         0.00        0.00

       Class C Certificates Monthly Interest
            Class C Cert. Monthly Interest Due     $     372,177.87  $     6.57
            Class C Cert. Monthly Interest Paid          372,177.87        6.57
            Class C Cert. Monthly Interest Shortfall           0.00        0.00
            Class C Cert. Interest Carryover Shortfall         0.00        0.00
            Chg in Class C Cert. Int. Carryover Shortfall      0.00        0.00

       Class D Certificates Monthly Interest
            Class D Cert. Monthly Interest Due     $     424,537.50  $     7.50
            Class D Cert. Monthly Interest Paid          424,537.50        7.50
            Class D Cert. Monthly Interest Shortfall           0.00        0.00
            Class D Cert. Interest Carryover Shortfall         0.00        0.00
            Chg in Class D Cert. Int. Carryover Shortfall      0.00        0.00

       Total Note and Certificate Monthly Interest
            Total Note and Cert. Mthly Int. Due    $  16,639,792.63  $     5.76
            Total Note and Cert. Mthly Int. Paid      16,639,792.63        5.76
            Total Note and Cert. Mthly Int. Shortfall          0.00        0.00
            Total Note and Cert. Int. Carryover Shortfall      0.00        0.00
            Change in Total Note and Certificate Interest
                 Carryover Shortfall               $           0.00  $     0.00

       Total Available for Principal Distribution  $  91,393,297.96

       Principal:
       Principal Distribution Amounts
            First Priority Distribution Amount     $           0.00  $     0.00
            Second Priority Distribution Amount                0.00        0.00
            Regular Principal Distribution Amount    432,118,376.14      149.68
                 Principal Distribution Amount       432,118,376.14      149.68

       Principal Distribution Amounts Paid
            Class A-1 Notes Monthly Principal Paid $  91,393,297.96  $   463.93
            Class A-2 Notes Monthly Principal Paid             0.00        0.00
            Class A-3 Notes Monthly Principal Paid             0.00        0.00
            Class A-4 Notes Monthly Principal Paid             0.00        0.00
            Class A-5 Notes Monthly Principal Paid             0.00        0.00
            Class B Notes Monthly Principal Paid               0.00        0.00
                 Total Note Principal Paid            91,393,297.96       32.95

            Class C Cert. Monthly Principal Paid   $           0.00  $     0.00
            Class D Cert. Monthly Principal Paid               0.00        0.00
                 Total Monthly Principal Paid         91,393,297.96       31.66

       Collections Released to Servicer            $           0.00

       Total Available for Distribution            $ 110,456,896.67
       Total Distributions (incl. Servicing Fee)   $ 110,456,896.67

       III. POOL BALANCE AND PORTFOLIO INFORMATION
       Balances and Pool Factors:                  Beginning             Ending
            Aggregate Balance of Notes   $  2,678,284,376.14 $ 2,586,891,078.18
            Note Pool Factor                       0.9656117          0.9326614
            Class A-1 Notes Balance           101,618,376.14      10,225,078.18
            Class A-1 Notes Pool Factor            0.5158293          0.0519040
            Class A-2 Notes Balance           330,500,000.00     330,500,000.00
            Class A-2 Notes Pool Factor            1.0000000          1.0000000
            Class A-3 Notes Balance           995,000,000.00     995,000,000.00
            Class A-3 Notes Pool Factor            1.0000000          1.0000000
            Class A-4 Notes Balance           990,000,000.00     990,000,000.00
            Class A-4 Notes Pool Factor            1.0000000          1.0000000
            Class A-5 Notes Balance           162,107,000.00     162,107,000.00
            Class A-5 Notes Pool Factor            1.0000000          1.0000000
            Class B Notes Balance              99,059,000.00      99,059,000.00
            Class B Notes Pool Factor              1.0000000          1.0000000
            Class C Certificates Balance       56,605,000.00      56,605,000.00
            Class C Certificates Pool Factor       1.0000000          1.0000000
            Class D Certificates Balance       56,605,000.00      56,605,000.00
            Class D Certificates Pool Factor       1.0000000          1.0000000
            Total Note and Cert. Balance    2,791,494,376.14   2,700,101,078.18
       Portfolio Information:
            Wtd Average Coupon (WAC)                    7.95%              7.96%
            Wtd Average Remaining Maturity (WAM)       45.52              44.62
            Remaining Number of Receivables          208,072            205,345
            Portfolio Receivable Balance $  2,908,567,294.61 $ 2,817,370,854.81

       IV. OVERCOLLATERALIZATION INFORMATION
       Specified Overcollateralization Amount               $     13,173,855.71
       Specified Credit Enhancement Amount                        28,173,708.55
       Yield Supplement Overcollateralization Amount                       0.00
       Target Level of Overcollateralization                      13,173,855.71

       V. RECONCILIATION OF RESERVE ACCOUNT
       Beginning Reserve Account Balance                    $     14,999,852.84
       Specified Reserve Account Balance                          14,999,852.84
            Reserve Release Amount                                         0.00
       Reserve Account Draws                                               0.00
            Interim Reserve Account Balance                       14,999,852.84
       Reserve Account Deposits Made                                       0.00
       Ending Reserve Account Balance                             14,999,852.84
       Change in Reserve Account Balance                                   0.00

       VI. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
       Liquidated Contracts:
            Liquidation Proceeds                            $         34,880.95
            Recoveries from Prior Month Charge-Offs                        0.00
       Total Losses for Collection Period                            180,142.86
       Charge-off Rate for Collection Period (annualized)                  0.06%
       Cumulative Net Losses for all Periods
       Delinquent Receivables:
            31-60 Days Delinquent                           $     11,908,850.28
            61-90 Days Delinquent                                     92,567.03
            91-120 Days Delinquent                                    27,944.80
            Over 120 Days Delinquent                                       0.00
       Repossesion Inventory                                $        308,689.27

       Ratio of Net Losses to the Average Pool Balance:
            Second Preceding Collection Period                           0.0000%
            Preceding Collection Period                                  0.0188%
            Current Collection Period                                    0.0609%
            Three Month Average                                          0.0000%
       Ratio of 60+ Delinquent Contracts to Outstanding Receivables
            Second Preceding Collection Period                           0.0000%
            Preceding Collection Period                                  0.0010%
            Current Collection Period                                    0.0054%
            Three Month Average                                          0.0000%

                                                                    Exhibit 19.4


                               Ford Motor Credit Company
                          Ford Credit Auto Owner Trust 2000-D
                              Monthly Servicing Report
     Collection Period                                                 July2000
     Distribution Date                                                  8/15/00
                                                    Targeted
                                                   Scheduled
     Original Issuance                             Dist Date      Dollar Amount
     A1 Asset Backed Notes                           1/15/01     439,000,000.00
     A2 Asset Backed Notes                           7/15/01     360,000,000.00
     A3 Asset Backed Notes                           1/15/02     294,000,000.00
     A4 Asset Backed Notes                           7/15/02     227,000,000.00
     A5 Asset Backed Notes                           1/15/03     153,000,000.00
     B Asset Backed Notes                                         72,724,000.00
     C Asset Backed Certificates                                  41,557,000.00
     D Asset Backed Certificates                                  41,557,000.00
     Variable Pay Term Note 1                                    490,556,000.00

     Total Original Securities Issued                          2,119,394,000.00


     I. COLLECTIONS                                                       TOTAL
     Interest
     Simple Interest Receivables Interest
     Interest Collections                                        $12,168,316.16
     Repurchased Loan Proceeds Related to Interest                     2,674.45
     Total Simple Interest Receivables Interest                  $12,170,990.61

     Precomputed Receivables Interest Collections                     31,221.17
     Total Interest Collections                                  $12,202,211.78

     Servicer Advances:
     Simple Interest Servicer Advances                            $2,562,586.36
     Precomputed Servicer Advances - Principal                        17,169.53
     Precomputed Servicer Advances - Interest                          6,801.21
     Total Servicer Advances                                      $2,586,557.10

     Principal:
     Simple Interest Receivables Principal
     Principal Collections                                       $43,265,295.13
     Prepayments in Full                                          19,088,692.71
     Repurchased Loan Proceeds Related to Principal                  768,106.77
     Total Simple Interest Receivables Principal                 $63,122,094.61

     Precomputed Receivables Principal
     Principal Collections                                           $90,334.17
     Prepayments in Full                                              79,313.07
     Prepayments in Full due to Admin Repurchases                        671.42
     Payahead Draws                                                   35,466.72
     Total Precomputed Receivables Principal                        $205,785.38


     Liquidation Proceeds                                               $190.15
     Recoveries from Prior Month Charge-Offs                               0.00
     Total Principal Collections                                 $63,328,070.14
     Principal Losses for Collection Period                           21,098.27
     Total Regular Principal Reduction                           $63,366,147.79


     Total Collections                                           $78,116,839.02

                                                                     Amount Per
                                                             $1,000 of Original
                                                      Amount          Principal
     II. DISTRIBUTIONS
     Total Collections                        $78,116,839.02
     Net Swap Receipt                                   0.00
     Reserve Account Draw                               0.00
     Reserve Account Release                            0.00
     VPTN Issuance Proceeds                             0.00
     Accumulation Account Draw                          0.00
     Total Avail for Distribution
       to Note and Certificate holders        $78,116,839.02

     Servicing Fee:                            $1,833,314.33
     Servicing Fee Due                          1,833,314.33
     Servicing Fee Paid                                 0.00
     Servicing Fee Shortfall

                                                  $38,222.49
     Net Swap Payment


     Class A1 Asset Backed Notes
       Monthly Interest Due                    $1,623,714.67              $3.70
       Monthly Interest Paid                    1,623,714.67               3.70
       Monthly Interest Shortfall                       0.00               0.00
       Interest Carryover Shortfall                     0.00               0.00
       Change in Interest Carryover Shortfall           0.00               0.00


     Class A2 Asset Backed Notes
       Monthly Interest Due                    $1,341,400.00              $3.73
       Monthly Interest Paid                    1,341,400.00               3.73
       Monthly Interest Shortfall                       0.00               0.00
       Interest Carryover Shortfall                     0.00               0.00
       Change in Interest Carryover Shortfall           0.00               0.00


     Class A3 Asset Backed Notes
       Monthly Interest Due                    $1,109,441.67              $3.77
       Monthly Interest Paid                    1,109,441.67               3.77
       Monthly Interest Shortfall                       0.00               0.00
       Interest Carryover Shortfall                     0.00               0.00
       Change in Interest Carryover Shortfall           0.00               0.00


     Class A4 Asset Backed Notes
       Monthly Interest Due                      $854,213.61              $3.76
       Monthly Interest Paid                      854,213.61               3.76
       Monthly Interest Shortfall                       0.00               0.00
       Interest Carryover Shortfall                     0.00               0.00
       Change in Interest Carryover Shortfall           0.00               0.00

                                                                     Amount Per
                                                             $1,000 of Original
                                                      Amount          Principal
     Class A5 Asset Backed Notes
       Monthly Interest Due                      $577,362.50              $3.77
       Monthly Interest Paid                      577,362.50               3.77
       Monthly Interest Shortfall                       0.00               0.00
       Interest Carryover Shortfall                     0.00               0.00
       Change in Interest Carryover Shortfall           0.00               0.00


     Class B Asset Backed Notes
       Monthly Interest Due                      $284,027.62              $3.91
       Monthly Interest Paid                      284,027.62               3.91
       Monthly Interest Shortfall                       0.00               0.00
       Interest Carryover Shortfall                     0.00               0.00
       Change in Interest Carryover Shortfall           0.00               0.00


     Class C Asset Backed Certificates
       Monthly Interest Due                      $173,488.93              $4.17
       Monthly Interest Paid                      173,488.93               4.17
       Monthly Interest Shortfall                       0.00               0.00
       Interest Carryover Shortfall                     0.00               0.00
       Change in Interest Carryover Shortfall           0.00               0.00


     Class D Asset Backed Certificates
       Monthly Interest Due                      $197,395.75              $4.75
       Monthly Interest Paid                      197,395.75               4.75
       Monthly Interest Shortfall                       0.00               0.00
       Interest Carryover Shortfall                     0.00               0.00
       Change in Interest Carryover Shortfall           0.00               0.00


     Class Variable Pay Term Note 1
       Monthly Interest Due                    $1,813,353.88              $3.70
       Monthly Interest Paid                    1,813,353.88               3.70
       Monthly Interest Shortfall                       0.00               0.00
       Interest Carryover Shortfall                     0.00               0.00
       Change in Interest Carryover Shortfall           0.00               0.00


     Total Note Monthly Interest
      Monthly Interest Due                     $7,603,513.95              $3.73
      Monthly Interest Paid                     7,603,513.95               3.73
      Monthly Interest Shortfall                        0.00               0.00
      Interest Carryover Shortfall                      0.00               0.00
      Change in Interest Carryover Shortfall            0.00               0.00


     Total Note and Certificate Monthly Interest
      Monthly Interest Due                     $7,974,398.63              $3.76
      Monthly Interest Paid                     7,974,398.63               3.76
      Monthly Interest Shortfall                        0.00               0.00
      Interest Carryover Shortfall                      0.00               0.00
      Change in Interest Carryover Shortfall            0.00               0.00

     Principal:
     Principal Distribution Amounts
     First Priority Distribution Amount                $0.00
     Second Priority Distribution Amount       16,805,027.39
     Regular Principal Distribution Amount     93,480,224.50
     Principal Distribution Amount           $110,285,251.89
                                                              Amount Per $1,000
     Principal Distribution Amounts Paid              Amount  of Orig Principal
     A1 Asset Backed Notes Prin Paid                   $0.00              $0.00
     A2 Asset Backed Notes Prin Paid                   $0.00              $0.00
     A3 Asset Backed Notes Prin Paid                   $0.00              $0.00
     A4 Asset Backed Notes Prin Paid                   $0.00              $0.00
     A5 Asset Backed Notes Prin Paid                   $0.00              $0.00
     B Asset Backed Notes Prin Paid                    $0.00              $0.00
     C Asset Backed Certificates Prin Paid             $0.00              $0.00
     D Asset Backed Certificates Prin Paid             $0.00              $0.00
     Variable Pay Term Note 1 Prin Paid       $68,270,903.57            $139.17


     Total Note Principal Paid                $68,270,903.57             $33.53
     Total Note and Certificate Prin Paid     $68,270,903.57             $32.21

     Deposit to Reserve                                $0.00
     Collections Released to Servicer                  $0.00
     Deposit to Accumulation Account                   $0.00

   III. POOL BALANCE AND PORTFOLIO INFORMATION   Beginning             Ending
   Balances and Pool Factors:
   A1 Asset Backed Notes Balance           $439,000,000.00    $439,000,000.00
   A1 Asset Backed Notes Pool Factor             1.0000000          1.0000000
   A2 Asset Backed Notes Balance           $360,000,000.00    $360,000,000.00
   A2 Asset Backed Notes Pool Factor             1.0000000          1.0000000
   A3 Asset Backed Notes Balance           $294,000,000.00    $294,000,000.00
   A3 Asset Backed Notes Pool Factor             1.0000000          1.0000000
   A4 Asset Backed Notes Balance           $227,000,000.00    $227,000,000.00
   A4 Asset Backed Notes Pool Factor             1.0000000          1.0000000
   A5 Asset Backed Notes Balance           $153,000,000.00    $153,000,000.00
   A5 Asset Backed Notes Pool Factor             1.0000000          1.0000000
   B Asset Backed Notes Balance             $72,724,000.00     $72,724,000.00
   B Asset Backed Notes Pool Factor              1.0000000          1.0000000
   C Asset Backed Certificates Balance      $41,557,000.00     $41,557,000.00
   C Asset Backed Certificates Pool Factor       1.0000000          1.0000000
   D Asset Backed Certificates Balance      $41,557,000.00     $41,557,000.00
   D Asset Backed Certificates Pool Factor       1.0000000          1.0000000
   Variable Pay Term Note 1 Balance        $490,556,000.00    $422,285,096.43
   Variable Pay Term Note 1 Pool Factor          1.0000000          0.8608295

   Aggregate Balance of Notes            $2,036,280,000.00  $1,968,009,096.43
   Note Pool Factor                              1.0000000          0.9664727
   Total Note and Certificate Balance    $2,119,394,000.00  $2,051,123,096.43


   Portfolio Information:
   Weighted Average Coupon (WAC)                      8.04%              8.05%
   Weighted Average Remaining Maturity (WAM)         55.20              45.71
   Number of Contracts                             153,821            152,012
   Portfolio Receivable Balance          $2,199,977,195.96  $2,136,611,048.17

                                                                  Dollar Amount
     IV. OVERCOLLATERALIZATION INFORMATION
     Specified Overcollateralization Amount                      $10,366,224.50
     Specified Credit Enhancement Amount                         $21,366,110.48
     Yield Supplement Overcollateralization Amount              $117,136,075.56
     Target Level of Overcollateralization                      $127,502,300.06

     V. RECONCILIATION OF RESERVE ACCOUNT
     Beginning Reserve Account Balance                           $10,999,885.98
     Specified Reserve Account Balance                            10,999,885.98
     Reserve Release Amount                                                0.00
     Reserve Account Draws                                                 0.00
     Reserve Account Deposits Made                                         0.00
     Ending Reserve Account Balance                              $10,999,885.98
     Change in Reserve Account Balance                                    $0.00

     VI. RECONCILIATION OF ACCUMULATION ACCOUNT
     Beginning Accumulation Account Balance                               $0.00
     Deposit to Accumulation Account                                       0.00
     Release of Accumulated Balance                                        0.00
     Ending Accumulation Account Balance                                  $0.00

     VII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
     Liquidated Contracts:
     Liquidation Proceeds                                               $190.15
     Recoveries from Prior Month Charge-Offs                              $0.00
     Total Losses for Collection Period                              $24,677.12
     Charge-off Rate for Collection Period (annualized)                    0.01%
     Cumulative Net Losses for all Periods                           $24,486.97

     Delinquent Receivables
     31-60 Days Delinquent                                          $814,487.88
     61-90 Days Delinquent                                           $35,496.18
     91-120 Days Delinquent                                           $1,205.87
     Over 120 Days Delinquent                                        $20,306.68
     Repossesion Inventory                                          $124,925.66

     Ratio of Net Losses to the Average Pool Balance:
     Second Preceding Collection Period                                   0.000%
     Preceding Collection Period                                          0.000%
     Current Collection Period                                            0.014%
     Three Month Average                                                  0.000%

     Ratio of 60+ Delinq Contracts to O/S Receivables:
     Second Preceding Collection Period                                   0.000%
     Preceding Collection Period                                          0.000%
     Current Collection Period                                            0.003%
     Three Month Average                                                  0.000%